Exhibit 99.1

LM Funding America, Inc. Reports Financial Results and Provides Business Update for the Third Quarter of 2024

Conference Call to Be Held Today at 11:00 am ET

TAMPA, FL, November 13, 2024—LM Funding America, Inc. (NASDAQ: LMFA) (“LM Funding” or the “Company”), a cryptocurrency mining and technology-based specialty finance company, today provided a business update and reported financial results for the three and nine months ended September 30, 2024.

Financial highlights

•
Held 142.3 Bitcoin on September 30, 2024, Valued at Approximately $12.4 Million Based on Recent Bitcoin Price of $87,000
•
Digital mining cost of revenues (exclusive of depreciation and amortization) as a percentage of digital mining revenues showed substantial improvement versus the prior year quarter.

CEO commentary

Bruce Rodgers, Chairman and CEO of LM Funding, remarked, "Following the April halving event, we initiated a vertical integration strategy, focusing on locations with low-cost power and strong expansion potential. We are committed to identifying cost-effective sites that will enable the Company to drive growth and increase shareholder value. Additionally, we are excited to see Bitcoin recently reach an all-time high above $87,000—a milestone that reinforces our strategy of mining and holding Bitcoin as the price approaches the market projection target of over $100,000 by 2025."

Strategic Developments

•
Vertical Integration Strategy: Following the halving event, the Company transitioned from an infrastructure-light approach to a vertical integration strategy. This shift, strategically coordinated with the expiration of hosting contracts, allowed the Company to secure lower-cost power sources ($0.3 - 0.5 cents per MW) and relocate miners to more cost-effective operations and expansion opportunities. This resulted in gross mining margin improvements to 35% for the quarter as comparted to 18% in the prior year.
•
Leadership Appointment: Ryan Duran has been named president of US Digital Mining and Hosting Co LLC, a subsidiary. Duran will play a pivotal role in shaping the strategic direction and optimizing operational efficiency, positioning LM Funding at the forefront of the rapidly evolving cryptocurrency industry.

Ryan Duran, President of USDM, stated, "I look forward to driving our vertical integration strategy as we acquire cost-effective sites to lower our operating costs."

Exhibit 99.1

Quarterly Operational Highlights – Three Months ended September 30, 2024

•
Bitcoin Mining: Mined 18.5 Bitcoins in Q3 2024, generating approximately $1.1 million in revenue at an average Bitcoin price of $60,870.
•
Bitcoin Holdings: As of September 30, 2024, the Company held 142.3 Bitcoins valued at approximately $12.4 million based on a price of $87,000 on November 11, 2024.
•
Revenue Impact: Total revenue for the third quarter of 2024 was approximately $1.3 million, a decrease of $2.1 million from the same period last year, primarily due to the anticipated effects of the April 2024 Bitcoin halving event and the transition of our mining machines to a new hosting site.
•
Net Loss: The net loss for the third quarter was $4.8 million compared to a net loss of $4.7 million for the comparable quarter in 2023.

Quarterly Financial Highlights - Three Months ended September 30, 2024

•
Revenue: Digital mining revenue decreased to $1.1 million in Q3 2024 from $3.3 million in Q3 2023, despite an increase in Bitcoin prices, due to reduced mined volume arising from the halving event and the repositioning of miners during the quarter.
•
Operating Expenses: Operating expenses decreased to $5.7 million from $6.6 million year-on-year, due primarily to a decrease in digital mining costs in Bitcoin fair value offset in part by an increase in depreciation and amortization costs.
•
Net Loss: LM Funding reported a net loss attributable to shareholders of approximately $6.4 million, factoring in a $1.7 million of deemed dividends resulting from warrant repricing and a $0.3 million unrealized loss on securities, compared to a $4.4 million loss in the prior year.
•
Core EBITDA: Core EBITDA loss was $1.6 million in Q3 2024 from $0.6 million in Q3 2023, although positive Core EBITDA for the nine months of 2024 increased to $0.6 million due to expanded Bitcoin operations. (Core EBITDA is a non-GAAP financial measure, and a reconciliation of Core EBITDA to net loss can be found below).

CFO commentary

Richard Russell, CFO of LM Funding, stated, "We closed the quarter with approximately $14.9 million in cash and Bitcoin. With the recent rapid increase in BTC prices above $87,000, we are extremely optimistic about the financial prospects of Bitcoin and our business outlook."

Investor Conference Call

LM Funding will host a conference call today, November 13, 2024, at 11:00 A.M. Eastern Time to discuss the Company’s financial results for the quarter ended September 30, 2024, as well as the Company’s corporate progress and other developments.

The conference call will be available via telephone by dialing toll-free +1 888-506-0062 for U.S. callers or +1 973-528-0011 for international callers and entering access code 424451. A webcast of the call may be accessed at https://www.webcaster4.com/Webcast/Page/2917/51557 or on the investor relations section of the company’s website, https://www.lmfunding.com/investors/news-events/ir-calendar.

Exhibit 99.1

A webcast replay will be available on the investor relations section of the company’s website at https://www.lmfunding.com/investors/news-events/ir-calendar through November 13, 2025. A telephone replay of the call will be available approximately one hour following the call, through November 27, 2024, and can be accessed by dialing 877-481-4010 for U.S. callers or +1 919-882-2331 for international callers and entering access code 51557.

About LM Funding America

LM Funding America, Inc., (Nasdaq: LMFA) and its subsidiaries are a cryptocurrency mining business that commenced Bitcoin mining operations in September 2022. The Company also operates a technology-based specialty finance company that provides funding to nonprofit community associations (Associations) primarily located in the state of Florida, as well as in the states of Washington, Colorado, and Illinois, by funding a certain portion of the Associations' rights to delinquent accounts that are selected by the Associations arising from unpaid Association assessments.

Forward-Looking Statements

This press release may contain forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Some of these risks and uncertainties are identified in the Company's most recent Annual Report on Form 10-K and its other filings with the SEC, which are available at www.sec.gov. These risks and uncertainties include, without limitation, uncertainty created by the risks of operating in the cryptocurrency mining business, uncertainty in the cryptocurrency mining business in general, problems with hosting vendors in the mining business, the capacity of our Bitcoin mining machines and our related ability to purchase power at reasonable prices, the ability to finance our planned cryptocurrency mining operations, our ability to acquire new accounts in our specialty finance business at appropriate prices, the potential need for additional capital in the future, changes in governmental regulations that affect our ability to collect sufficient amounts on defaulted consumer receivables, changes in the credit or capital markets, changes in interest rates, negative press regarding the debt collection industry, and the risk of pandemics such as the COVID-10 pandemic. The occurrence of any of these risks and uncertainties could have a material adverse effect on our business, financial condition, and results of operations.

Contact:

Crescendo Communications, LLC

Tel: (212) 671-1020

Email: LMFA@crescendo-ir.com

(tables follow)

Exhibit 99.1

LM Funding America, Inc. and Subsidiaries Consolidated Balance Sheets

	September 30,	December 31,
	2024 (Unaudited)	2023

Assets
Cash	$ 5,913,215	$ 2,401,831
Digital assets - current (Note 2)	3,983,800	3,416,256
Finance receivables	25,410	19,221
Marketable securities (Note 5)	18,844	17,860
Receivable from sale of Symbiont assets (Note 5)	200,000	200,000
Current portion of notes receivable from Tech Infrastructure JV I LLC (Note 5)	711,840	-
Prepaid expenses and other assets	416,516	4,067,212
Income tax receivable	31,187	31,187
Current assets	11,300,812	10,153,567

Fixed assets, net (Note 3)	17,311,254	24,519,610
Deposits on mining equipment (Note 4)	20,847	20,837
Notes receivable from Seastar Medical Holding Corporation (Note 5)	-	1,440,498
Notes receivable from Tech Infrastructure JV I LLC - net of current portion (Note 5)	2,269,863	-
Long-term investments - equity securities (Note 5)	8,944	156,992
Investment in Seastar Medical Holding Corporation (Note 5)	440,910	1,145,486
Digital assets - long-term (Note 2)	5,000,000	-
Operating lease - right of use assets (Note 7)	109,380	189,009
Other assets	73,857	86,798
Long-term assets	25,235,055	27,559,230
Total assets	$ 36,535,867	$ 37,712,797

Liabilities and stockholders' equity
Accounts payable and accrued expenses	1,400,228	2,064,909
Note payable - short-term (Note 6)	1,520,564	567,586
Due to related parties (Note 10)	64,386	22,845
Current portion of lease liability (Note 7)	109,931	110,384
Total current liabilities	3,095,109	2,765,724

Note payable - long-term (Note 6)	4,844,084	-
Lease liability - net of current portion (Note 7)	4,924	85,775
Long-term liabilities	4,849,008	85,775
Total liabilities	7,944,117	2,851,499

Stockholders' equity (Note 8)
Preferred stock, par value $.001; 150,000,000 shares authorized; no shares issued and outstanding as of September 30, 2024 and December 31, 2023	-	-

Exhibit 99.1

Common stock, par value $.001; 350,000,000 shares authorized; 2,956,042 shares issued and outstanding as of September 30, 2024 and 2,492,964 as of December 31, 2023	2,822	2,493
Additional paid-in capital	97,827,489	95,145,376
Accumulated deficit	(67,628,539)	(58,961,461)
Total LM Funding America stockholders' equity	30,201,772	36,186,408
Non-controlling interest	(1,610,022)	(1,325,110)
Total stockholders' equity	28,591,750	34,861,298
Total liabilities and stockholders’ equity	$ 36,535,867	$ 37,712,797

Exhibit 99.1

LM Funding America, Inc. and Subsidiaries Consolidated Statements of Operations (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenues:
Digital mining revenues	$ 1,127,455	$ 3,283,473	$ 8,618,436	$ 8,342,646
Specialty finance revenue	97,558	101,535	303,222	474,544
Rental revenue	30,460	34,500	92,766	111,486
Total revenues	1,255,473	3,419,508	9,014,424	8,928,676
Operating costs and expenses:
Digital mining cost of revenues (exclusive of depreciation and amortization shown below)	730,716	2,708,473	5,742,773	6,737,971
Staff costs and payroll	1,567,984	1,340,665	3,648,898	4,736,940
Depreciation and amortization	2,349,634	1,516,873	7,115,404	3,487,866
Gain on fair value of Bitcoin, net	(104,744)	-	(3,096,774)	-
Impairment loss on mining equipment	-	-	1,188,058	-
Impairment loss on mined digital assets	-	383,497	-	822,650
Realized gain on sale of mined digital assets	-	(261,191)	-	(1,331,982)
Professional fees	628,686	419,173	1,622,914	1,228,503
Selling, general and administrative	209,088	201,151	582,675	683,174
Real estate management and disposal	31,144	26,453	89,430	127,611
Collection costs	15,054	8,098	36,396	17,533
Settlement costs with associations	-	-	-	10,000
Loss on disposal of assets	12,449	-	54,506
Other operating costs	229,784	246,735	667,401	704,589
Total operating costs and expenses	5,669,795	6,589,927	17,651,681	17,224,855
Operating loss	(4,414,322)	(3,170,419)	(8,637,257)	(8,296,179)
Unrealized gain (loss) on marketable securities	(3,296)	2,058	984	6,436
Impairment loss on prepaid machine deposits	(12,941)	-	(12,941)	(36,691)
Unrealized loss on investment and equity securities	(346,866)	(778,078)	(852,624)	(10,317,613)
Impairment loss on Symbiont assets	-	(750,678)	-	(750,678)
Gain on fair value of purchased Bitcoin, net	-	-	57,926	-
Realized gain on securities		1,788		1,788
Realized gain on sale of purchased digital assets	-	-	-	1,917
Credit loss on Seastar Medical Holding Corporation notes receivable	-	(22,344)	-	(22,344)
Gain on adjustment of note receivable allowance	-	-	-	1,052,543
Other income - coupon sales	-	10,160	4,490	639,472
Other income - financing revenue	-	-	-	37,660
Interest expense	(124,035)	-	(231,754)	-
Interest income	98,343	39,657	124,696	210,881
Loss before income taxes	(4,803,117)	(4,667,856)	(9,546,480)	(17,472,808)
Income tax expense	-	-	-	-
Net loss	$ (4,803,117)	$ (4,667,856)	$ (9,546,480)	$ (17,472,808)
Less: warrant repricing (Note 8)	(1,704,305)	-	(1,704,305)	-

Exhibit 99.1

Less: loss attributable to non-controlling interest	105,043	250,880	265,296	3,120,321
Net loss attributable to LM Funding America Inc.	$ (6,402,379)	$ (4,416,976)	$ (10,985,489)	$ (14,352,487)

Basic loss per common share (Note 1)	$ (2.41)	$ (1.97)	$ (4.35)	$ (6.51)
Diluted loss per common share (Note 1)	$ (2.41)	$ (1.97)	$ (4.35)	$ (6.51)

Weighted average number of common shares outstanding
Basic	2,659,974	2,246,745	2,525,160	2,206,187
Diluted	2,659,974	2,246,745	2,525,160	2,206,187

Exhibit 99.1

LM Funding America, Inc. and Subsidiaries Consolidated Statements of Cash Flows (Unaudited)

	Nine Months Ended September 30,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (9,546,480)	$ (17,472,808)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	7,115,404	3,487,866
Noncash lease expense	79,629	70,545
Stock compensation	76,322	917,057
Stock option expense	332,415	1,611,795
Professional fees paid in common shares	100,001	-
Accrued investment income	(123,076)	(130,990)
Digital assets other income	(4,490)	-
Gain on fair value of Bitcoin, net	(3,154,700)	-
Impairment loss on mining machines	1,188,058	-
Impairment loss on digital assets	-	822,650
Impairment loss on hosting deposits	12,941	36,691
Impairment loss on Symbiont assets	-	750,678
Unrealized gain on marketable securities	(984)	(6,436)
Realized gain on securities	-	(1,788)
Unrealized loss on investment and equity securities	852,624	10,317,613
Loss on disposal of fixed assets	54,506	-
Proceeds from securities	-	554,036
Realized gain on sale of digital assets	-	(1,333,899)
Credit loss on Seastar Medical Holding Corporation notes receivable	-	22,344
Reversal of allowance loss on debt security	-	(1,052,543)
Investments in marketable securities	-	(739,616)
Change in operating assets and liabilities:
Prepaid expenses and other assets	3,650,696	(123,221)
Hosting deposits	-	(54,691)
Advances (repayments) to related party	41,541	(31,090)
Accounts payable and accrued expenses	(664,681)	682,405
Mining of digital assets	(8,618,436)	(8,352,805)
Proceeds from sale of digital assets	-	7,487,058
Lease liability payments	(81,304)	(70,563)
Net cash used in operating activities	(8,690,014)	(2,609,712)
CASH FLOWS FROM INVESTING ACTIVITIES:
Net collections of finance receivables - original product	(4,618)	(8,765)
Net collections of finance receivables - special product	(1,571)	14,009
Capital expenditures	(1,228,428)	(1,913,303)
Proceeds from sale of fixed assets	78,806	-
Investment in Tech Infrastructure JV I LLC note receivable	(2,867,195)	-
Investment in note receivable	-	(100,000)
Collection of notes receivable	1,449,066	1,761,727
Investment in digital assets	-	(35,157)
Proceeds from sale of digital assets	6,821,185	43,678
Proceeds from the sale of tether	3,003	-
Symbiont asset acquisition	-	(402,359)
Distribution to members	(19,616)	-
Net cash from (used in) investing activities	4,230,632	(640,170)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from borrowings	6,344,084	-
Insurance financing repayments	(547,022)	(499,453)

Exhibit 99.1

Insurance financing	-	86,886
Exercise of options	25,000	-
Proceeds from equity offering	2,333,112	-
Issue costs for equity offering	(184,408)	(106,550)
Net cash from (used in) financing activities	7,970,766	(519,117)
NET DECREASE IN CASH	3,511,384	(3,768,999)
CASH - BEGINNING OF PERIOD	2,401,831	4,238,006
CASH - END OF PERIOD	$ 5,913,215	469,007

SUPPLEMENTAL DISCLOSURES OF NON-CASH ACTIVITIES

ROU assets and operating lease obligation recognized	$ -	$ 21,887
Reclassification of mining equipment deposit to fixed assets, net	$ -	$ 1,177,226
Change in accounting principle (see Note 1)	$ 614,106	$ -
SUPPLEMENTAL DISCLOSURES OF CASHFLOW INFORMATION
Cash paid for taxes	$ -	$ -
Cash paid for interest	$ 222,697	$ -

Exhibit 99.1

NON-GAAP FINANCIAL INFORMATION (unaudited)

Our reported results are presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We also disclose Earnings before Interest, Tax, Depreciation and Amortization ("EBITDA") and Core Earnings before Interest, Tax, Depreciation and Amortization ("Core EBITDA") which adjusts for unrealized loss on investment and equity securities, impairment loss on mined digital assets, impairment of long-lived assets, impairment of prepaid hosting deposits, contract termination costs and stock compensation expense and option expense, all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of Bitcoin miners.

The following tables reconcile net loss, which we believe is the most comparable GAAP measure, to EBITDA and Core EBITDA:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

Net loss	$ (4,803,117)	$ (4,667,856)	$ (9,546,480)	$(17,472,808)
Interest expense	124,035	-	231,754	-
Depreciation and amortization	2,349,634	1,516,873	7,115,404	3,487,866
Income (loss) before interest, taxes & depreciation	$ (2,329,448)	$ (3,150,983)	$ (2,199,322)	$(13,984,942)
Unrealized loss on investment and equity securities	346,866	778,078	852,624	10,317,613
Gain on adjustment of note receivable allowance	-	-	-	(1,052,543)
Impairment loss on mined digital assets	-	383,497	-	822,650
Impairment loss on prepaid hosting deposits	-	-	-	36,691
Costs associated with At-the-Market Equity program	-	-	119,050	-
Contract termination costs	250,001	-	250,001	-
Impairment loss on Symbiont assets	-	750,678	-	750,678
Impairment loss on mining equipment	-	-	1,188,058	-
Stock compensation and option expense	110,806	621,827	408,737	2,528,852
Core income (loss) before interest, taxes & depreciation	$ (1,621,775)	$ (616,903)	$ 619,148	$ (581,001)